ALPS EMERGING SECTOR DIVIDEND DOGS ETF	ALPS ETF TRUST
NYSE Arca Ticker: EDOG	Summary Prospectus March 31, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.alpsfunds.com/exchange-traded-funds/EDOG. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated March 31, 2024, along with the Fund’s most recent annual report dated November 30, 2023, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (ticker symbol EDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek to match the performance, before fees and expenses, of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Liquid 500 Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S-Network Emerging Markets universe, which includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income. The Underlying Index may include former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) countries classified by the World Bank as High Income, and certain Lower Middle Income countries may also be included. Stocks from countries that do not have stock exchanges or open stock exchange structures (i.e. those that offer transparent price discovery mechanisms, impose no investment restrictions, impose no foreign exchange restrictions, permit unrestricted foreign investment or are subject to regulatory oversight) will be excluded. The World Bank’s methodology for identifying Upper Middle Income Countries is based on the country’s gross national income (GNI) per capita. The selection criteria for the universe also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors.

The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted. If there are less than 5 eligible securities represented

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ALPS EMERGING SECTOR DIVIDEND DOGS ETF

in any sector, then the Underlying Index will include only those securities that qualify. The Underlying Index is rebalanced quarterly.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Value Investing Risk. Dividend Dogs typically have deep value characteristics that exhibit low valuations as identified through high dividend yields and favorable price-to-earnings (P/E) ratios relative to their segment peers. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. Emerging markets countries may have relatively unstable governments and may present heightened risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets. Emerging market countries may also have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging market countries may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and political, economic and social events.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

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Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to redeemers of Creation Units in the form of redemption transaction fees.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	23.95%	December 31, 2020
Lowest Quarterly Return	-29.88%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	Since Inception (March 27, 2014)
Return Before Taxes	11.33%	6.34%	2.92%
Return After Taxes on Distributions	9.64%	5.25%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	7.87%	4.96%	2.26%
S-Network Emerging Sector Dividend Dogs Index* (reflects no deduction for fees, expenses or taxes)	11.40%	7.02%	3.69%
Morningstar Emerging Markets Index*,‡ (reflects no deduction for fees, expenses or taxes)	11.54%	4.90%	3.86%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol EDOG, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

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ALPS EMERGING SECTOR DIVIDEND DOGS ETF

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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